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                                                                  Exhibit 10.12

                         STANDARD FORM OF OFFICE LEASE
                    THE REAL ESTATE BOARD OF NEW YORK, INC.

     AGREEMENT OF LEASE, made as of this 6th day of May 1991, between IRWIN KAHN, as Receiver, having an office at 299 Broadway, New York, New York 10007 party of the first part, hereinafter referred as OWNER, and HANOVER CAPITAL PARTNERS LTD., having an office at 90 West Street, New York, NY 10007 party of the second part, hereinafter referred to as TENANT, WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner Room 1508 in the building known as 90 West Street in the Borough of Manhattan, City of New York, for the term of five (5) years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the Commencement Date as hereinafter defined and to end on the last day of the month in which the Fifth Anniversary of the Commencement day occurs both dates inclusive, at an annual rental rate of $48,457 per annum from the Commencement Date through June 30, 1994 and $39,576 per annum from July 1, 1994 through the end of the term ("Basic Rent") which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.


     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby convenant as follows:

RENT OCCUPANCY:

     1. Tenant shall pay the rent as above and as hereinafter provided.

     2. Tenant shall use and occupy demised premises for General and Executive Offices and for no other purpose.

TENANT ALTERATIONS:

     3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either by retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

MAINTENANCE AND REPAIRS:

     4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licenses, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the convenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action of damages for breach of contract. The provisions of this
Article 4 shall not apply in the case of fire or other casualty with are dealt with in Article 9 hereof.

WINDOW CLEANING:

     5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

REQUIREMENTS OF LAWS, FIRE INSURANCE, FLOOR LOADS:

     6. Prior to the commencement of the lease terms, if Tenant is then in possession, and at all times thereafter, Tenant at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's which contractor must be approved by Owner in writing and which approval shall not be unreasonably withheld or delayed.





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use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by he
Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in setting sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

SUBORDINATION

     7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

PROPERTY - LOSS, DAMAGE, REIMBURSEMENT, INDEMNITY:

     8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work.

        If at any time windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

DESTRUCTION, FIRE AND OTHER CASUALTY:

     9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy.
(e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. if, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

EMINENT DOMAIN:

     10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award.

ASSIGNMENT, MORTGAGE, ETC.:

     11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of the Owner to any further assignment or underletting.

ELECTRIC CURRENT:

     12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

ACCESS TO PREMISES:

     13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and though the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason or loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the

* Landlord shall not unreasonably interfere with the conduct of Tenant's business.




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it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF TERM:

     22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this convenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET ENJOYMENT:

     23. Owner convenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, convenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, never the less, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground lease, underlying leases and mortgages here in before mentioned.


FAILURE TO GIVE POSSESSION:

     24. If owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable thereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant convenants and agrees that such occupancy shall be deemed to be under all the terms, convenants, conditions and provisions of this lease, except as to the covenants to pay rent. The provisions of this article are intended to constitute "an express provision to the to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

NO WAIVER:

     25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any convenant of condition of this lease or of any of the rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any convenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agent during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF TRIAL BY JURY:

     26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counter-claim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4.

INABILITY TO PERFORM:

     27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other convenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alternations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever other than solely a financial inability including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

BILLS AND NOTICES:

     28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to tenant, mailed, or left at the premises as herein provided a copy of notices to Tenant shall be sent by regular mail to: Elwood F. Collins, Rose, Guthrie Alexander & Ferdon, 180 Maiden Lane, New York, New York 10038. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

SERVICES PROVIDED BY OWNERS:

     29. As long as Tenant is not in default under any of the convenants of this lease, Owners shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. (b) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purpose or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (c) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (d) the building is a 24 hour, 7-day a week building; (e) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually-operated elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvenience to tenant and Owner shall pursue the alternation with due diligence.

CAPTIONS:

     30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or described the scope of this lease nor the intent of any provisions thereof.

DEFINITIONS:

     31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgages in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all convenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between parties and the purchaser, at any such sale, or the said leases of the building, or of the land and building, that the purchaser or the leases of the building has assumed and agreed to carry out any and all convenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 29 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

ADJACENT        32. If an excavation shall be made upon land adjacent to the
EXCAVATION --   demised premises, or shall be authorized to be made. Tenant
SHORING:        shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

RULES AND       33. Tenant and Tenant's servants, employees, agents, visitors,
REGULATIONS     and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules and regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensers.

SECURITY:       34. Tenant has deposited with Owner the sum of $13,374.67 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

ESTOPPED        35. Tenant, at any time, and from time to time, upon at least
CERTIFICATE:    10 day's prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or
corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

SUCCESSORS      36. The convenants, conditions and agreements contained in this
AND ASSIGNS:    lease shall bind and insure to the benefit of Owner and Tenant and their respective heirs, distributes, executors,
administrators, successors, and except as otherwise provided in this case, their assigns.

--------------------
Space to be filled in or deleted.

               SEE RIDER ANNEXED HERETO AND MADE A PART HEREOF.

IN WITNESS HEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:                    /s/ IRWIN KAHN
                                      ---------------------------- [CORP. SEAL]
                                      IRWIN KAHN, as Receiver

------------------------------        ----------------------------------- [L.S]

Witness for Tenant:                   ---------------------------- [CORP. SEAL]
                                      HANOVER CAPITAL PARTNERS, LTD.

/s/                                   By /s/
------------------------------           -------------------------------- [L.S]

                                                          ACKNOWLEDGMENTS
CORPORATE OWNER                                                   CORPORATE TENANT
STATE OF NEW YORK.   ss.:                                         STATE OF NEW YORK.   ss.:
County of                                                         County of

   On this       day of             ,19  , before me                 On this       day of             ,19  , before me

personally came                                                   personally came

to me known, who being by me duly sworn, did depose and           to me known, who being by me duly sworn, did depose and
say that he resides in                                :           say that he resides in                                :

that he is the                 of                                 that he is the                 of

the corporation described in and which executed the foregoing     the corporation described in and which executed the foregoing
instrument, as OWNER; that he knows the seal of said              instrument, as TENANT; that he knows the seal of said
corporation; that the seal affixed to said instrument is such     corporation; that the seal affixed to said instrument is such
corporate seal; that it was so affixed by order of the Board      corporate seal; that it was so affixed by order of the Board
of Directors of said corporation, and that he signed his name     of Directors of said corporation, and that he signed his name
thereto by like order.                                            thereto by like order.

          ----------------------------------------------------                       ----------------------------------------------

INDIVIDUAL OWNER                                                  INDIVIDUAL TENANT
STATE OF NEW YORK.   ss.:                                         STATE OF NEW YORK.   ss.:
County of                                                         County of

   On this       day of             ,19  , before me                 On this       day of             ,19  , before me

personally came                                                   personally came

to me known and known to me to be the individual                  to me known and known to me to be the individual
described in and who, as OWNER, executed the foregoing            described in and who, as TENANT, executed the foregoing
instrument and acknowledged to me that                            instrument and acknowledged to me that
be executed the same.                                             be executed the same.

          ----------------------------------------------------                       ----------------------------------------------

* if the security was so transferred


                                   GUARANTY

  FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant." As a further inducement to Owner to make this lease and in consideration thereof, Owner and the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guaranty that Owner and the undersigned shall and do hereby waive trial by jury.

  Dated New York City                                              19
                       ---------------------------------------------  -------
WITNESS

------------------------------------------------------------------------------

STATE OF NEW YORK,   ) ss.:
  County of          )

  On this                 day of                          ,19   ,before me

personally came
to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

                                        --------------------------------------
                                                        Notary

------------------------------------------------------------------------[L.S.]
Residence
          --------------------------------------------------------------------
Business Address
                --------------------------------------------------------------
Firm Name
         ---------------------------------------------------------------------


                                IMPORTANT -- PLEASE READ

RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 33.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building, and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of the Owner.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises of the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.

9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and legal holidays all persons who do no present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons.

11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

12. Owner shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.


13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by the Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 P.M. in the case of services required on week days, and prior 3:00. P.M. on the day prior in the case of after hours service required on weekends or on holidays.

14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Landlord's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.


Address

Premises
===============================================================================

IRWIN KAHN, as Receiver


                                      TO


                        HANOVER CAPITAL PARTNERS LTD.

===============================================================================
                               STANDARD FORM OF


                                OFFICE
               [LOGO]                               [LOGO]
                                LEASE

                   THE REAL ESTATE BOARD OF NEW YORK, INC.
                   (R)Copyright 1993. All rights Reserved.
                 Reproduction in whole or in part prohibited.

===============================================================================
Dated                                                                   19   .

Rent per Year



Rent per Month


Term
From
To


Drawn by                          Checked by
         ------------------------            -------------------------------
Entered by                        Approved by
           ----------------------             ------------------------------

===============================================================================

RIDER ATTACHED HERETO AND MADE PART OF LEASE DATED THE      DAY OF APRIL _____,
1991 BY AND BETWEEN IRWIN KAHN, AS RECEIVER, AS LANDLORD, AND HANOVER CAPITAL PARTNERS, LTD., AS TENANT, COVERING ROOM 1508 AT 90 WEST STREET, NEW YORK, NEW YORK
--------------------------------------------------------------------------------

Wherever the terms, covenants and conditions contained in the printed portion of this Lease shall be in conflict with any of the terms, covenants and conditions in the Additional Clauses 41 through 81 that follow, the Additional Clauses shall prevail.

41.  DEFINITIONS AND CAPTIONS:
     -------------------------

     The captions, numbers and definitions herein are inserted only as a matter of convenience and are not intended to define, limit, construe or describe the scope or intent of any paragraph, nor in any way affect this Lease. In conjunction herewith, the defined term "Landlord" as used in this Rider shall be deemed to be one and the same as the defined term "Owner" as used in the printed portion of this Lease.

42.  BROKER:
     -------

     Tenant represents and warrants that it has dealt with no broker except Newmark & Co. Real Estate, Inc. (the "Brokers") in connection with the execution of this Lease or the showing of the demised premises and agrees to hold and save Landlord harmless from and against any and all liabilities from any claims of any broker (including, without limitation, the cost of counsel fees in connection with the defense of any such claims) except the Brokers.

43.  "AS IS" CONDITION:
     ------------------

     The Tenant has inspected the Demised Premises and agrees to accept the same in its present "as is" condition, and the Landlord makes no representation as to the condition of the premises, except for the work that the Landlord has obligated itself to perform, as more particularly hereinafter described.

44.  INDEMNIFICATION:
     ----------------

     Tenant agrees to indemnify and save Landlord harmless against and from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from any work or thing or circumstance or occurrence whatsoever done by or on behalf of Tenant, in or about the demised premises, and will further indemnify and save Landlord harmless against and from any and all claims arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed, pursuant to the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors, servants, employees, invitees or licensees, and from and against all costs, reasonable counsel fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, covenants to resist or defend, at Tenant's expense, such action or proceeding by counsel reasonably satisfactory to Landlord.

45.  EXCULPATION:
     ------------

     If the Landlord or any successor in interest be an individual, joint venture, tenancy in common, co-partnership, unincorporated association, or other unincorporated aggregate of individuals or a corporation (all of which are referred to below in this Article 45 individually and collectively, as a "Landlord Entity"), then, anything elsewhere to the contrary notwithstanding, Tenant shall look solely to the estate and property of such Landlord Entity in the land and Building of which the Demised Premises are a part, for the satisfaction of

Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord Entity in the event of any default or breach by Landlord Entity with respect to any of the terms, covenants and conditions of the Lease to be observed and/or performed by Landlord Entity other than for the return of Tenant's security deposit, and no other property or assets of such Landlord Entity shall be subject to levy, execution or other enforcement procedure for the satisfaction or Tenant's remedies.

46.  TENANT'S REPRESENTATION:
     ------------------------

     Tenant covenants that it will not do or suffer to be done in or upon the said premises any act or thing which shall damage the Landlord or its tenants, and covenants that no business shall be carried on, nor any act or acts suffered or permitted to be done on said premises that in any manner conflicts with, or is contrary, to any law.

     Tenant covenants that if it performs any construction or alteration at the Demised Premises in accordance with all of the other terms and conditions of this Lease and, as a result of said construction, the normal heating supplied by the Landlord is altered or reduced, then the Landlord shall not be required to provide extra heat or perform any installations beyond what was being supplied or provided prior to the Tenant's work.

47.  INSURANCE:
     ----------

     (a) Tenant covenants and agrees that at all times during the term of this Lease, Tenant shall immediately secure, and thereafter maintain in full force, during the term hereof, at its own cost and expense, comprehensive general personal injury and property damage liability insurance against claims for bodily injury, death and property damage, such insurance to afford minimum protection during the term of this Lease, of not less than $2,000,000 for bodily injury or death unless as a condition of Owner obtaining an umbrella policy a larger face amount is required, in which case Tenant may supply such greater amount of liability and insurance and not less than $500,000 for property damage, as well as fire and casualty insurance, together with extended coverage, in such amounts as required by Landlord. Such insurance policies shall name Landlord and Tenant as insureds. Such policies shall insure against all costs, expenses and/or liability arising out of or based upon any and all claims, accidents, injuries and damages whatsoever normally covered by such insurance caused to any person or property, wherein such accident, damage or injury occurred on or about the Demised Premises or. the land and building of which the Demised Premises are a part. Such insurance shall be carried by an insurance company or companies licensed to do business in the State of New York and reasonably acceptable to Landlord. Upon commencement of the term hereof, and thereafter at least ten (10) days prior to the expiration of any such policy, Tenant shall deliver to Landlord the policy or policies of insurance or certificates thereof and evidence of the payment of the premium therefor. In the event Tenant shall fail to provide the aforesaid insurance Landlord shall have the right, but not the obligation, after giving Tenant five (5) days' written notice given in accordance with Article 28, to procure and pay for any of such insurance and Tenant shall reimburse Landlord, on the first of the following month, as additional rent, the cost thereof with interest at the then maximum legal rate on the amount paid from the date of payment to the date of reimbursement. Each such policy shall contain an endorsement that such insurance may not be cancelled or amended except upon thirty (30) days' written notice to Landlord. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder, entitling Landlord to exercise any or all of the remedies as herein provided in the event of Tenant's default.

     (b) (i) Landlord agrees that, if obtainable at no additional cost, it will include in its fire insurance policies appropriate clauses pursuant to which the insurance companies (y) waive all right of Subrogation against Tenant with respect to losses payable under such policies and/or (z) agree that such policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policies. But should any additional premiums be exacted for any such clause or clauses, Landlord shall be released from the obligation hereby imposed unless Tenant shall agree to pay such additional premium.

          (ii) Tenant agrees to include, if obtainable at no additional cost, in its fire insurance policy or policies on its furniture, furnishings, fixtures and other property removable by Tenant under the provisions of this lease appropriate clauses pursuant to which the insurance company or companies (y) waive the right of subrogation against Landlord, its agents, servants, and employees and/or any tenant of space in the Building with respect to losses payable under such policy or policies and/or (z) agree that such policy or policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policy or policies. But should any additional premium be exacted for any such clause or clauses, Tenant shall be released from the obligation hereby imposed unless Landlord or the other tenants shall agree to pay such additional premium.

          (iii) Provided that Landlord's right of full recovery under its policy or policies aforesaid is not adversely affected or prejudiced thereby, Landlord hereby waives any and all right of recovery which it might otherwise have against Tenant, its servants, agents and employees, for loss or damage occurring to the Building and the fixtures, appurtenances and equipment therein, to the extent the same is covered by Landlord's insurance, notwithstanding that such loss or damage may result from the negligence or fault of Tenant, its servants, agents or employees. Provided that Tenant's right of full recovery under its aforesaid policy or policies is not adversely affected or prejudiced thereby, Tenant hereby waives any and all right of recovery which it might otherwise have against Landlord, its servants, agent and employees, and against every other tenant in the Building whose shall have executed a similar waiver as set forth in this Section 47(b)(iii) for loss or damage to, Tenant's furniture, furnishings, fixtures and other property removable by Tenant under the provisions hereof to the extent that same is covered by Tenant's insurance, notwithstanding that such loss or damage may result from the negligence or fault of Landlord, its servants, agents or employees, or such other tenant and the servants, agents or employees thereof.

48.  LANDLORD'S ACCESS:
     ------------------

     Tenant covenants and agrees that it will permit Landlord, its agents, servants, employees, licensees, invitees and contractors, at any and all times during regular business hours, to pass and repass on and through the Demised Premises, or such portion thereof as may be necessary, in order that they or any of them may gain access to any facilities of the Building. Landlord shall make reasonable efforts to give Tenant advance notice of such entry and to avoid disruption of Tenant's business activities. Tenant agrees further that it will, during the entire term of this Lease, keep the Landlord informed of the telephone numbers of at least three persons or parties having keys to the Demised Premises in order that, in the event of an emergency which requires Landlord to have access to such facilities during other than regular business hours, Landlord may arrange with such persons or parties to be admitted to the Demised Premises, provided, however, that if Landlord is unable to arrange for admittance to the Demised Premises during any such emergency, or if time does not permit the making of such arrangements, Landlord shall have the right to gain admittance to the Demised Premises by forcibly or otherwise breaking into the Demised Premises, and the sole liability of Landlord to Tenant in such event shall be that Landlord shall be obligated to repair all damage caused by such breaking in within a reasonable time after the occurrence thereof. In addition, the Tenant shall supply to the Landlord a key for the Demised Premises for access for cleaning and for any other business purpose as provided in this Lease. Such key(s) shall be supplied upon execution hereof, by Tenant.

49.  ELECTRICITY:
     ------------

     A. At the commencement of the term hereof, electricity shall be supplied to the Demised Premises in accordance with the provision of subsection B(2) of this
Article 49. However, at any time and from time to time during the term of this Lease, Landlord shall have the option of having electricity supplied .to the Demised Premises in accordance with the provisions of either of the other subsections of Paragraph B of this Article, upon sixty days prior notice to Tenant, and Landlord may exercise such option more than once during the term, including, without limitation, returning to the provisions of a subsection under which electricity was originally or previously supplied to Tenant.

     B. (1) SUBMETERING. Landlord shall furnish electricity to the Demised Premises on a submetered basis and Tenant covenants and agrees to purchase the same from Landlord or Landlord's designated agent at charges, terms and rates set, from time to time, during the term of this Lease by Landlord, which shall not be higher than those specified in the service classification in effect on January 1, 1970 pursuant to which Landlord then purchased electric current from the public utility corporation servicing the Building; provided, however, said charges shall be increased in the same percentage as any percentage increase in the billing to Landlord for electricity for the entire Building, by reason of increase in Landlord's electric rates, charges, fuel adjustment or service classifications, or by taxes or charges of any kind imposed thereon, or for any other such reason, subsequent to January 1, 1970. Any such percentage increase in Landlord's billing for electricity shall be computed by. the application of the average consumption (energy and demand) of electricity for the entire Building for the twelve (12) full months immediately prior to the rate change, other change, or any changed methods of or rules on billing for same, on a consistent basis to the new rate and to the service classification in effect on January 1, 1970. If the average consumption of electricity for the entire Building for said prior twelve (12) months cannot reasonably be applied and used with respect to changed methods of or rules on billing, then the percentage increase shall be computed by the use of the average consumption (energy and demand) for the entire Building for the first three (3) months after such change, projected to a full twelve (12) months and that same consumption, so projected, shall be applied to the service classification in effect on January 1, 1970. Where more than one meter measures the service of Tenant in the Building, the service rendered through each meter may be computed and billed separately in accordance with the provisions hereof. Bills therefore shall be rendered at such times as Landlord may elect and the amount, as computed from a meter, shall be deemed to be, and be paid as, additional rent. In the event such bills are not paid within ten (10) days after the same are rendered, Landlord may, without further notice, discontinue the service of electric current to the Demised Premises without releasing Tenant from any liability for any damage or loss sustained by Tenant by such discontinuance of service provided, however, that in the event Landlord shall discontinue furnishing electric service to the Demised Premises pursuant to the preceding provisions of this sentence and Tenant shall pay to Landlord such delinquent amounts, then, provided Landlord shall not have Exercised its right to terminate this Lease, Landlord shall resume providing such electrical service to the Demised Premises. In no event shall bills rendered by Landlord pursuant to this Section 49(B) include any charge for electricity furnished to portions of the Building other than the Demised Premises.

          (2) RENT INCLUSION. For the purposes of this subsection B(2), Landlord and Tenant agree that:

              (a) The term "Electric Rate" (including all applicable surcharges, demand charges, energy charges, fuel adjustment charges, time of day charges, taxes and other sums payable in respect thereof) shall mean the Service Classification pursuant to which Landlord purchases electricity from the utility company servicing the Building in effect on October 1, 1984.

              (b) The term "Cost per kilowatthour" shall mean the total cost for electricity incurred by Landlord to service the Building during a particular time period (including all applicable surcharges, demand charges, energy charges, fuel adjustment charges, time of day charges, taxes and other sums payable in respect thereof) divided by the total kilowatt hours purchased by Landlord during such period.

              (c) As long as Tenant is not in default under any of the covenants of this Lease, including, without limitation, payment of the Base Rent and any Additional Rent, Landlord shall furnish Tenant with all such electric energy reasonably required in connection with the permitted use and occupancy of the Demised Premises for lighting, light office equipment and the usual small business machines including copying machines, personal computers and related peripheral equipment, a refrigerator and microwave oven. In addition to the Base Rent payable annually hereunder, Tenant shall pay for the cost of such service at the initial rate of $6,984 per annum (the "Minimum Electric Charge"), which payments shall constitute Additional Rent hereunder. At any time and from time to time following the commencement of the term, at Landlord's option, Landlord may cause a survey to be made by an independent electrical engineer or consultant selected by Landlord of the consumption of electric energy in the Demised Premises. The survey will include a determination of the power requirements of Tenant's equipment (including, but not limited to, any air conditioning equipment provided by Landlord) and of the lighting in the Demised Premises and a determination of the periods of use of such equipment and lighting. The results of the survey will be projected with such adjustments as may be appropriate to arrive at an estimate of the annual consumption of electric energy in the Demised Premises. On the basis of said estimate, applying the Electric Rate to Tenant's usage, the estimated cost attributable to the furnishing by Landlord of such quantity of electric energy to the Demised Premises shall be determined. If such estimated cost shall be greater than the sum set forth above, then the Additional Rent per annum shall be increased as of the date of such survey so as equitably to reflect such estimated additional cost. The determination of Landlord's consultant or engineer shall be conclusive hereunder on Landlord and on Tenant from and after the delivery of copies of such determination to Landlord and Tenant, unless within fifteen (15) days after the delivery of such copies, Tenant disputes such determination. If Tenant disputes the determination, it shall at its own expense, obtain from a reputable, independent electrical consultant its own survey of Tenant's electrical lighting and power load and hours of use thereof. Tenant's consultant and Landlord's consultant shall then seek to agree on a finding of such determination. If they cannot agree, they shall choose a third reputable electrical consultant whose cost shall be shared equally by Landlord and Tenant, to make a similar survey and the determination by such third electrical consultant shall be controlling. (If they cannot agree on such third consultant, within ten (10) days, then either party may apply to the Supreme Court in the County of New

York for the appointment of such third consultant.) However, pending such determination, Tenant shall pay to Landlord the amount due based on the application of the Electric Rate to the estimate of Tenant's annual consumption of electric energy in the Demised Premises as determined by Landlord's independent electrical consulting firm, provided, however, if the amount determined as aforesaid is different from that determined by Landlord's electrical consulting firm, then Landlord and Tenant shall make adjustment for any deficiency owed by Tenant or overage paid by Tenant pursuant to the decision of Landlord's electrical consulting firm. There may be, 'from time to time thereafter, a further appropriate adjustment in such Additional Rent based on a survey as above provided, if, after the commencement date of the term there is any change in the cost attributable to the furnishing by Landlord of electric energy to the Demised Premises based upon any change in any one or more of the following factors: (i) any material alteration or material addition to Tenant's electrical equipment and/or appliances in the Demised Premises, or (ii) any increase since the effective date of the last adjustment or the commencement date of this Lease, whichever shall be applicable, in the Electric Rate, or
(iii) use of additional electric energy in the Demised Premises, i.e., use of electric energy in excess of such reasonable quantity to be furnished as hereinbefore provided in the first sentence of this subparagraph. Notwithstanding any other terms and conditions of this Article, in the event that the cost to Landlord of furnishing electricity service shall increase because of an increase in the Electric Rate, then Landlord may, at its option to be exercised by written notice to Tenant, increase the Additional Rent by an amount equal to the sum set forth above multiplied by the percentage increase in the cost to Landlord. The increased Additional Rent payable by virtue of such notice shall commence as of the date of said increase in the rate payable by Landlord to such public utility. Under no circumstances shall the electrical inclusion charge be less than the Minimum Electric Charge.

          (3) DIRECT METER. Tenant, at Tenant's sole cost and expense, shall obtain electricity directly from the utility company furnishing electricity to the Building. The cost of such service shall be paid by Tenant directly to such utility company.

     C. Tenant's use of electric current in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Demised Premises. Tenant shall not make or perform or permit the making of, any alterations to wiring, installations or other electrical facilities in or serving the Demised Premises without the prior consent of Landlord in each instance (which shall not be unreasonably withheld). Should Landlord grant any such consent, all additional risers or other equipment required therefor shall be installed by Landlord and the cost thereof shall be paid by Tenant upon Landlord's demand; any such work performed by Landlord shall be of workmanlike quality and the cost thereof shall be comparable to costs payable for similar type installations performed by owners of property similar to the Building.

     D. Unless the same shall arise due to the willful act of Landlord in default of any of the terms and conditions or this Lease, Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric energy furnished to the Demised Premises by reason of any requirement act or omission of the public utility company-servicing the Building with electricity or for any other reason whatsoever.

     E. Landlord reserves the right to discontinue furnishing electric energy to Tenant at any time upon sixty (60) days' written notice to Tenant, and from and after the effective date of such termination, Landlord shall no longer be obligated to furnish Tenant with electric energy, provided, however, that such termination date may be extended for a time reasonably necessary for Tenant to make arrangements to obtain electric service directly from the public utility company servicing the Building. If Landlord exercises such right of termination, this Lease shall remain unaffected thereby and shall continue in full force and effect; and thereafter Tenant shall diligently arrange to obtain electric service directly from the public utility company servicing the Building, and may utilize the then existing electric feeders, risers and wiring servicing the Demised Premises to the extent available and safely capable of being used for such purposes and only to the extent of Tenant's then authorized connected load. Landlord shall be obligated to pay no part of any cost required for Tenant's direct electrical service.

     F. If any tax (other than a Federal, State or City Income Tax) is imposed upon Landlord's receipt from the sale or resale of electricity to Tenant by any Federal, State or Municipal Authority, Tenant covenants and agrees that where permitted by law, Tenant's pro rata share of such taxes shall be passed on to and included in the bill of, and paid by Tenant to Landlord.

50.  RENT ESCALATION - COST INCREASE:
     --------------------------------

     (A) For purposes of the formula and other provisions set forth in this Article and elsewhere in this Lease:

          (1) "Rate" shall mean the minimum regular hourly wage rate, including adjustments of every kind and nature (including, without limitation, all sums paid for Fringe Benefits, as hereinafter defined) prescribed for Porters (as hereinafter defined) for Class A office buildings (or any successor category), pursuant to the present and any successor agreement between the Realty Advisory Board on Labor Relations, Incorporated (or any successor thereto) and Local 32B of the Building Service Employees International Union, AFL-CIO (or any successor thereto), covering the wage rates for porters in such buildings ("Agreement"), provided, however, that, (a) if, at any time during the Term, regular employment of Porters occurs on days or during hours when the overtime or other premium pay rates are in effect pursuant to the Agreement, "Rate" shall mean the average hourly wage rate, including adjustments of every kind and nature (including, without limitation, Fringe Benefits) for the hours in a calendar week during which Porters are regularly employed (e.g., if, pursuant to the Agreement, the regular weekly employment of Porters is for forty hours, at a regular hourly wage rate, including Fringe Benefits, of $12.00 for the first thirty hours and an overtime hourly wage rate, including Fringe Benefits, of $15.00 for the remaining ten hours, the average hourly wage rate, including Fringe Benefits, for the applicable period shall be the weekly wage rate of $510.00 divided by the number of regular hours of employment, to wit, forty, or $12.75), and that,
(b) if, at any time during the Term, no Agreement exists, "Rate" shall mean the average minimum regular hourly wage rate, including adjustments of every kind and nature (including, without limitation, Fringe Benefits) actually payable to Porters at the rate for Porters employed at Class A office buildings as such buildings are presently described in the Agreement, except that at no time shall the amount payable be less than the amount being paid by the Tenant pursuant to this paragraph at the time the rate ceases to exist.

          (2) "Base Rate" shall mean the Rate in effect during the calendar year in which this Lease commences.

          (3) "Multiplication Factor" shall mean 2328.

          (4) "Porters" shall mean those employees who have been employed for two (2) years or more and who are engaged in the general maintenance and operation of office buildings, classified as "others" in the current Agreement or, failing such classification in any subsequent agreement, the most nearly comparable classification in such Agreement.

          (5) "Fringe Benefits" shall mean all sums directly or indirectly paid for so-called "fringe benefits" including, without limitation, the costs of (a) pensions, welfare funds, training funds and dues; (b) social security, vacations, sick pay, holidays, jury duty, medical checkup, lunch time, relief time and other paid time off; and (c) unemployment, workers' compensation, disability benefits, health, life, accident and other types of insurance.

     (B) If, in any year during the Term, the Rate exceeds the Base Rate, Tenant shall pay Landlord an amount ("Expense Escalation") equal to the product of the Multiplication Factor multiplied by 100% of the amount by which the Rate exceeds the Base Rate, appropriately adjusted for any such period which is only partially within the Term. The Expense Escalation shall be payable in equal monthly installments, commencing with the first installment of Fixed Rent due on or after the effective date of any increase in the Rate and continuing thereafter until the effective date of any subsequent increase, whereupon such installments shall be appropriately adjusted. Landlord shall furnish Tenant with a statement itemizing Tenant's liability pursuant to this subdivision whenever such liability arises or o changes. Except as limited by Articles 9 and 10, Tenant's obligation to make such payments shall survive the Expiration Date or any sooner termination of this Lease. Notwithstanding the foregoing, if, by reason of any law or any rule, order, regulation or requirement of any governmental or quasi-governmental authority having or asserting jurisdiction "Law"), (collectively, an increase in the Rate is reduced or does not take effect, or increases in the Rate are limited or prohibited, then, for the period covered by the Law ("Law Period"), the applicable increase ("Increase") in the Rate for purposes of this Article, shall be the increase in the Rate ("Prior Increase") which most immediately preceded the effective date of the Law. The Increase shall take effect on the date following the expiration of the period for the Prior Increase and an equivalent Increase shall take effect on each anniversary of such effective date during the Law Period.

     (c) Each notice given by Landlord pursuant to subdivision (B) shall be binding upon Tenant unless, within thirty (30) days after its receipt of such notice, Tenant notifies Landlord of its disagreement therewith, specifying the portion thereof with which Tenant disagrees. Pending resolution of such dispute, Tenant shall, without prejudice to its rights, pay all amounts determined by Landlord to be due, subject to prompt refund by Landlord (without interest) upon any contrary determination.

     (D) Landlord's failure to timely bill all or any portion of the Expense Escalation (or any increase therein) for any period or periods during the Term (whether because of failure to timely consummate an Agreement or because of error or oversight of Landlord or its managing agent or for any other reason) shall not constitute a waiver of Landlord's right to ultimately collect such amount, nor a waiver of Landlord's right to bill Tenant at any subsequent time retroactively for the entire amount so unbilled, which unbilled amount shall be payable within thirty (30) days after being so billed.

51.  REAL ESTATE TAX ESCALATION:
     ---------------------------

     Tenant shall pay to Landlord, as additional rent, tax escalation in accordance with this Article.

     A.   As used in this Article, the following definitions shall apply:

          1. The term "Base Tax Year" as hereinafter set forth for the determination of real estate tax escalation shall mean the New York City real estate tax year commencing July 1, 1990 and ending June 30, 1991.

          2. The term "The Percentage" shall be deemed to mean .7 percent.

          3. The term "the Building Project" shall mean all of the land together with the improvements thereon known as 90 West Street, New York, New York.

          4. The term "Comparative Year" shall mean the respective twelve (12) months following the Base Tax Year, and each subsequent period of twelve (12) months.

          5. The term "Real Estate Taxes" shall mean the total of all taxes and special or other assessments and/or vault charges levied, assessed or imposed at any time by any governmental authority upon or against the Building Project, and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from said Building Project to the extent that same shall be in lieu of all or a portion of any of the aforesaid taxes or assessments, or additions or increases thereof, upon or against said Building Project. If, due to a future change in the method of taxation or in the taxing authority, or for any other reason, a franchise, income, transit, profit or other tax or governmental imposition, however designated, shall be levied against Landlord in substitution in whole or in part for the Real Estate Taxes, or in lieu of additions to or increases of said Real Estate Taxes, then such franchise, income, transit, profit or other tax or governmental imposition shall be deemed to be included within the definition of "Real Estate Taxes" for the purposes hereof. As to special assessments which are payable over a period of time extending beyond the term of this Lease, only a pro rata portion thereof, covering the portion of the terms of this Lease unexpired at the time of the imposition of such assessment, shall be included in "Real Estate Taxes". If, by law, any assessment may be paid in installments, then, for the purposes hereof (a) such assessment shall be deemed to have been payable in the maximum number of installments permitted by law and
(b) there shall be included .in Real Estate Taxes, for each Comparative Year in which such installments may be paid, the installments of such assessment so becoming payable during such Comparative Year, together with interest payable during such Comparative Year. If there is imposed an income tax measured by rental income, the Building will be considered the only asset owned by Landlord.

          6. The phrase "Real Estate Taxes payable during the Base Tax Year" shall mean that amount obtained by multiplying the valuation actually used by the City of New York, of the land and building of the Building Project (whether same be actual or a transitional assessment), for purposes of billing Real Estate Taxes during the Base Tax Year by the Base Tax Year rate for each $100.00 for such valuation.

     B. In the event that the Real Estate Taxes payable for any Comparative Year shall exceed the amount of such Real Estate Taxes payable during the Base Tax Year, Tenant shall pay to Landlord, as additional rent for such Comparative Year, an amount equal to The Percentage multiplied by the difference between the Base Tax Year and the Comparative Year (the "Excess"). By or after the start of the Comparative Year following the Base Tax Year, and by or after the start of each Comparative Year thereafter, Landlord shall furnish to Tenant a statement of the Real Estate Taxes payable during the Base Year and each Comparative Year, which statement shall reflect the amount to be paid by the Tenant pursuant to this paragraph 51. Tenant's obligation to pay the amount herein provided for shall survive the expiration or earlier termination of this Lease.

     C. The amount due pursuant to the calculation provided for in sub-paragraph B above shall be due and payable within ten (10) days after Landlord shall have delivered to Tenant a statement setting forth the amount of the Excess and the basis therefor. Bills for such Taxes shall be sufficient evidence of amount, for the purpose of calculating The Percentage. In the event Tenant fails to pay its proportionate share when due, Landlord shall be entitled, with respect thereto, to any and all remedies to which Landlord may be entitled under this Lease for default in the payment of rent. The failure of Landlord to bill Tenant for the additional rent due in any fiscal year shall not prejudice the right of Landlord to subsequently bill Tenant for such fiscal year or any subsequent fiscal year.

     D. Should the Real Estate Taxes payable during the Base Tax Year be reduced by final determination of legal proceedings, settlement or otherwise, then, the Real Estate Taxes payable during the Base Tax Year shall be correspondingly revised, the additional rent theretofore paid or payable hereunder for all Comparative Years shall be recomputed on the basis of such reduction, and Tenant shall pay to Landlord as additional rent, within ten (10) days after being billed therefor, any deficiency between the amount of such additional rent as theretofore computed and the amount thereof due as the result of such recomputations. Should the Real Estate Taxes payable during the Base Tax Year be increased by such final determination of legal proceedings, settlement or otherwise, then appropriate recomputation and adjustment also shall be made and the amount due by the Landlord to the Tenant shall be paid within ten (10) days after the recomputation. Should the Real Estate Taxes paid during any Comparative Year be increased or decreased by a final determination of legal proceedings, settlement or otherwise, then an appropriate recomputation and adjustment shall be made between the Landlord and Tenant and any amount owed by the Tenant shall be paid within ten (10) days after the Tenant is billed therefor and be deemed additional rent, and any amount owed by the Landlord to the Tenant shall be paid within ten (10) days of the recomputation.

     E. Upon the date of any expiration or termination of this Lease (except termination because of Tenant's default), whether the same be the date herein above set forth for the expiration of the term or any prior or subsequent date, a proportionate share of said additional rent for the comparative year during which such expiration or termination occurs shall immediately become due and payable by Tenant to Landlord, if not theretofore already billed and paid. The said proportionate share shall be based upon the length of time that this Lease shall have been in existence during such Comparative Year. Landlord shall, as soon as reasonably practicable, compute the additional rent due from Tenant, as aforesaid, which computations shall either be based on that Comparative Year's actual figures or be an estimate based upon the most recent statements prepared by Landlord and furnished to Tenant. If an estimate is used, then Landlord shall cause statements to be prepared on the basis of the Comparative Year's actual figures as soon as they are available, and within ten (10) days after such statement or statements are prepared by Landlord and furnished to Tenant, Landlord and Tenant shall make appropriate adjustments of any estimated payments theretofore made, which shall survive any expiration or termination of this Lease.

     F. Any delay or failure of Landlord in billing for any additional rent shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such additional rent.

52.  LATE PAYMENT CLAUSE:
     --------------------

     It is agreed that the rental under this Lease is due and payable in equal monthly installments in advance on the first day of each month during the entire lease term. In the event that any monthly installment of rent, or any other payment required to be made by the Tenant under this Lease shall be overdue more than ten (10) days a late charge of 4(cent) for each dollar so overdue may be charged by the Landlord for each month, or fraction of each month, from its due date until paid, for the purpose of defraying the expenses incurred in handling delinquent payments.

53.  ATTORNMENT:
     -----------

     A. Tenant agrees that if by reason of default on the part of Landlord herein, under any ground or underlying lease or any leasehold mortgage affecting Landlord's interest (as ground lessee), a ground or underlying lessor or a leasehold mortgagee shall enter into and become possessed of the real property of which the Demised Premises form a part, or any part or parts of such real property, either through possession or foreclosure action or proceedings, or through the issuance and delivery of a new lease of the Premises covered by the ground or underlying lease to said leasehold mortgagee, then, if this Lease is in full force and effect at such time, Tenant shall attorn to such lessor or such leasehold mortgagee as its Landlord; and in such event, such lessor or leasehold mortgagee shall not be liable to Tenant for any defaults theretofore committed by Landlord and no such default shall give rise to any rights of offset or deduction against the rents payable under this Lease.

     B. The provisions for attornment hereinbefore set forth shall not require the execution of any further instrument. However, if such lessor or mortgagee to which Tenant agrees to attorn, as aforesaid, reasonably requests a further instrument expressing such attornment, Tenant agrees to execute the same promptly and if Tenant fails so to do, Tenant hereby appoints Landlord Tenant's attorney-in-fact to execute any such instrument for and on behalf of Tenant.

54.  ENTIRE AGREEMENT:
     -----------------

     A. This Lease contains the entire agreement between the parties, and any agreement hereafter made shall not operate to change, modify, or discharge this Lease in whole or in part unless such agreement is in writing and signed by the party sought to be charged therewith.

     B. Tenant expressly acknowledges and agrees that Landlord and its agents have not made and are not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease or in any other written agreement which may be made between the parties concurrently with the execution and delivery of this Lease and shall expressly refer to this Lease.

     C. This Lease shall be governed in all respects by the laws of the State of New York.

55.  SAVING PROVISION:
     -----------------

     If any provision of this Lease, or its application to any situation shall be invalid or unenforceable to any extent, the remainder of this Lease, or the application thereof to situations other than that as to which is invalid or unenforceable, shall be not affected thereby, and every other provision of this Lease shall be valid and enforceable to the fullest extent permitted by Law.

56.  LEASE NOT BINDING UNLESS EXECUTED:
     ----------------------------------

     Submission by Landlord of the within Lease for execution by Tenant, shall confer no rights nor impose any obligations on either party unless and until both Landlord and Tenant shall have executed this Lease and duplicate originals thereof shall have been delivered to the respective parties.

57.  ASSIGNMENT AND SUBLETTING, MORTGAGING:
     --------------------------------------

     A. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, or mortgage or otherwise encumber, all or any part of its interest in this Lease, sublet the Demised Premises, in whole or in part, or suffer or permit the Demised Premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance.

     B. If Tenant shall desire to assign its interest in this Lease or to sublet the Demised Premises, the Tenant shall submit to Landlord a written request for Landlord's consent to such assignment or subletting, which request shall be accompanied by the following information: (i) the name and address of the proposed assignee or subtenant; (ii) the terms and conditions of the proposed assignment or subletting; (iii) the nature and character of the business of the proposed assignee or subtenant and its proposed use of the Demised Premises; and
(iv) current financial information and any other information Landlord may reasonably request with respect to the proposed assignee or subtenant. Landlord, by notice given to Tenant within thirty (30) days after receipt of Tenant's request for consent, may terminate this Lease on a date to be specified in said notice (the "Termination Date"), which date shall be not earlier than one (1) day before the effective date of the proposed assignment or subletting nor later than sixty-one (61) days after said effective date. Tenant shall vacate and surrender the Demised Premises on or before the Termination Date and the term of this Lease shall end on the Termination Date as if it were the Expiration Date.

     C. If Landlord shall not exercise its option to terminate this Lease pursuant to subsection B above, Landlord shall not unreasonably withhold its consent to the proposed assignment or subletting for the use permitted in this Lease, provided that:

          (1) the Demised Premises shall not, without Landlord's prior consent, have been listed or otherwise publicly advertised for assignment or subletting at a rental rate lower than the higher of (a) the Fixed Annual Rent and all Additional Rent then payable, or (b) the then prevailing rental rate for other space in the Building, and Tenant shall not enter into any sublease at a lower rental rate than 75% of the the Fixed Annual Rent and all Additional Rent then payable;

          (2) Tenant shall not then be in default hereunder beyond the expiration of any applicable grace period;

          (3) the proposed assignee or subtenant shall have a financial standing, be of a character, be engaged in a business, and propose to use the Demised Premises, in a manner in keeping with the standards of the Building;

          (4) the proposed assignee or subtenant shall not then be a tenant, subtenant or assignee of any space in the Building, nor shall the proposed assignee or subtenant be a person or entity with whom Landlord is then negotiating to lease space in the Building;

          (5) the character of the business to be conducted in the Demised Premises by the proposed assignee or subtenant shall not be likely to substantially increase Operating Expenses or Building Energy Costs or elevators in the Building;

          (6) in case of subletting, the subtenant shall be expressly subject to all of the obligations of Tenant under this Lease other than to pay rent and Additional Rent and the further condition and restriction that such sublease shall not be assigned, encumbered or otherwise transferred or the Demised Premises further sublet by the subtenant in whole or in part, or any part thereof suffered or permitted by the subtenant to be used or occupied by others, without the prior written consent of Landlord in each instance;

          (7) no subletting shall end later than one (1) day before the Expiration Date nor shall any subletting be for a term of less than two (2) years unless it commences less than two (2) years before the Expiration Date;

          (8) no subletting shall be for less than the entire Demised Premises; and

          (9) Tenant shall reimburse Landlord on demand for any costs, including reasonable attorneys' fees and disbursements, that may be incurred by Landlord in connection with said assignment or sublease.

If there is a dispute between Landlord and Tenant as to the reasonableness of Landlord's refusal to consent to any subletting or assignment, such dispute shall be determined by arbitration in The City of New York in accordance with the prevailing rules of the American Arbitration Association. The arbitrators shall be bound by the provisions of this Lease and shall not add to, subtract from, or otherwise modify such provisions. Notwithstanding any contrary provisions hereof, Tenant hereby waives any claim against Landlord for money damages which it may have based upon any assertion that Landlord has unreasonably withheld or unreasonably delayed any consent to any assignment or a subletting pursuant to this Article. Tenant agrees that its sole remedy shall be an action or proceeding to enforce such provision or for specific performance.

     D. Every subletting hereunder is subject to the express condition, and by accepting a sublease hereunder each subtenant shall be conclusively deemed to have agreed, that if this Lease should be terminated prior to the Expiration Date or if Landlord should succeed to any portion of Tenant's estate in the Demised Premises, then at Landlord's election such subtenant shall either surrender that portion of the Demised Premises to Landlord within sixty (60) days of Landlord's request therefor, or shall attorn to and recognize Landlord as such subtenant's landlord under such sublease, and such subtenant shall promptly execute and deliver any instrument Landlord may reasonably request to evidence such attornment.

     E. Tenant shall deliver to Landlord a copy of each sublease or assignment made hereunder within ten (10) days after the date of its execution. Tenant shall remain fully liable for the performance of all of Tenant's obligations hereunder notwithstanding any subletting or assignment provided for herein and, without limiting the generality of the foregoing, shall remain fully responsible and liable to Landlord for all acts and omissions of any subtenant, assignee or anyone claiming by, through or under any subtenant or assignee which shall be in violation of any of the obligations of this Lease, and any such violation shall be deemed to be a violation by Tenant. Notwithstanding any assignment and assumption by the assignee of the obligations of Tenant hereunder, Tenant herein named, and each immediate or remote successor in interest of Tenant herein named, shall remain liable jointly and severally (as a primary obligor) with its assignee and all subsequent assignees for the performance of Tenant's obligations hereunder, and shall remain fully and directly responsible and liable to Landlord for all acts and omissions on the part of any assignee subsequent to it in violation of any of the obligations of this Lease.

     F. Notwithstanding anything to the contrary contained in this Lease, no assignment of Tenant's interest in this Lease shall be binding upon Landlord unless the assignee, and, if the assignee is a partnership, the individual partners thereof, shall execute and deliver to Landlord an agreement, in recordable form, whereby such assignee agrees unconditionally to be personally bound by and to perform all of the obligations of Tenant hereunder from and after the date of such assignment and further expressly agrees that notwithstanding such assignment the provisions of this Article shall continue to be binding upon such assignee with respect to all future assignments and transfers.

     G. If Landlord shall have consented to any assignment or subletting, or if there is any transfer of this Lease by operation of law or otherwise, and if Tenant shall receive any consideration from its assignee or subtenant for or in connection with the assignment of Tenant's interest in this Lease or the subletting of the Demised Premises, as the case may be (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns) or, if Tenant shall sublet the Demised Premises at a rental rate (including additional rent) which shall exceed the Fixed Annual Rent and Additional Rent then payable hereunder, Tenant shall pay to Landlord, as Additional Rent hereunder, the full amount of such excess. In calculating the amount to be paid to Landlord as Additional Rent pursuant to this subparagraph G such amount shall be reduced by the reasonable cost of such assignment and subletting including brokerage commissions, counsel fees, advertising expenses, any taxes payable and any other reasonable costs associated with such an assignment or subletting.

     H. Any transfer, by operation of law or otherwise, of the interest of Tenant in this Lease (in whole or in part) or of a fifty percent (50%) or greater interest in Tenant (whether stock, partnership interest or otherwise) except for such a transfer by operation of law or by bequest on the death of a principal, shall be deemed an assignment of this Lease within the meaning of this Article. (The issuance of shares of such stock to other than the existing shareholders shall be deemed to be a transfer of such stock for the purposes of this Article.) If there has been a previous transfer of less than fifty percent (50%) interest in Tenant, any other transfer of an interest in Tenant shall be deemed an assignment of the interest of Tenant in this Lease within the meaning of this Article. Anything contained herein.to the contrary notwithstanding, the provisions of this section H shall not apply to the sale of shares by persons other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934, as amended, where such sale is effected through any recognized exchange or through the "over-the-counter market", unless the same be related to, result in or be the result of any merger, consolidation, tender offer, takeover or other activity involving the acquisition of control of Tenant by another unrelated corporation or legal entity. Notwithstanding the foregoing, companies related to and controlled by Tenant, may use desk space in the Demised Premises without the necessity of obtaining the consent of the Landlord. In addition Tenant shall be permitted, without obtaining the consent of the Landlord, to (i) assign the lease or sublet the Demised Premises to any entity which controls or is controlled by Tenant or is under common control or (ii) transfer Tenant's interest in this lease to any corporation or partnership into which Tenant is merged or consolidated or to which substantially all of Tenant's assets are transferred provided that the resulting business entity has a net worth calculated according to generally accepted accounting principles, equal to the greater of Tenant's net worth (i) immediately prior to the merger, consolidation or transfer or (ii) Tenant's net worth on the execution of this lease, and is engaged in the same 'business as Tenant. All references to "Tenant" in this section H shall also be deemed to refer to any immediate or remote subtenant or assignee of Tenant.

statement to Tenant therefore, and if any expenditure is incurred in collecting such obligations, such sum shall be recoverable by Landlord as additional damages.

61.  SPECIAL SERVICES:
     -----------------

     Upon Tenant's request, Landlord or its managing agent may, but, except as otherwise expressly provided in this Lease, shall not be obligated to, perform or cause to be performed for Tenant from time to time various construction, repair and maintenance work, moving services and other types of work or services in or about the Demised Premises and the building. If such work or services shall be performed for Tenant, Tenant agrees to pay therefor either the standard charges of Landlord or its managing agent in effect from time to time, if any, or the amount agreed to be paid for such services. Tenant agrees to pay all such charges within ten (10) days after Landlord or Landlord's managing agent has submitted a bill therefor and, unless otherwise expressly provided in writing, such charges shall be payable as additional rental under this Lease and in the event of a default hereunder that Landlord would have in the event of a default in the payment of annual rental.

62.  MODIFICATION FOR MORTGAGE:
     --------------------------

     If, in connection with obtaining financing or refinancing for the Building of which the Demised Premises form a part, a banking, insurance or other institution lender shall request reasonable modifications to this Lease as a condition to such financing or refinancing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not diminish the obligations of Landlord or increase the obligations of Tenant hereunder (except, perhaps, to the extent that Tenant may be required to give notices of any defaults by Landlord to such lender and/or permit the curing of such default by such lender with the granting of such additional time for such curing as may be required for such lender to get possession of the said Building) or adversely affect the leasehold interest hereby created. In no event shall a requirement that the consent of any such lender be given for any modification, termination or surrender of the Lease be deemed to adversely affect the leasehold interest hereby created.

63.  CLEANING SERVICES:
     ------------------

     The rental herein provides for building standard cleaning services, which includes daily office cleaning, removal of trash and window cleaning but all waxing, washing of floors, cleaning of blinds and light fixtures, if any, shall be done at the sole cost and expense of Tenant.

64.  EXTERMINATION:
     --------------

     Tenant, at its sole cost and expense, shall maintain such extermination services as are necessary to keep the Demised Premises free of pests and vermin at all times. Tenant shall utilize for such extermination services only contractors designated by Landlord in Landlord's sole discretion.

65.  ODORS:
     ------

     A. Tenant shall not permit any unusual or obnoxious odors to emanate from the Demised Premises. Tenant will, within five (5) days after written notice from Landlord, install at its own cost and expense, reasonable control devices or procedures to eliminate such odors, if any. In the event such condition is not remedied within said five-day period, Landlord may, at its discretion, either (a) cure such condition and thereafter add the cost end expense incurred by Landlord therefor to the next monthly rental to become due and Tenant shall pay said amount as additional rent; or (b) treat such failure on the part of Tenant to eliminate such obnoxious odors as a material default hereunder entitling. Landlord to any of its remedies pursuant to the terms of this Lease. Landlord shall have the right to enter the Demised Premises at any time to inspect the same and ascertain whether they are clean and free of odors.

     B. Tenant covenants that it will hold Landlord harmless against all claims, damages or causes of action for damages arising after the commencement of the term of this Lease and will indemnify Landlord for all such suits, orders or decrees and judgments entered thereon brought on account of any such permeation from the Demised Premises of unusual or objectionable odors, and Tenant shall further covenant to pay any attorney's fees or other legal expenses made necessary in connection with any claim or suit as aforesaid.

     C. In the event Landlord requires Tenant to install reasonable control devices or procedures to eliminate such odors, the material, size and location of such installations shall be subject to Landlord's prior written approval. Such work shall not be commenced until plan and specifications therefor have been submitted to and approved by Landlord.

66.  FLOOR LOADS:
     ------------

     Tenant shall not place a load upon any floor of the Demised Premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Tenant agrees to position all machines, safes, business machines, printing equipment or other mechanical equipment in such locations as to minimize noise and vibration emanating therefrom. All of such installations shall be placed and maintained by Tenant, at Tenant's sole expense, in setting sufficient, in Landlord's sole judgment, to absorb and prevent vibration, noise and annoyance to other Tenants in Landlord's building.

     All of such machines and/or equipment installed by Tenant in the Demised Premises will not at any time be in violation of existing laws affecting the Demised Premises or in violation of the Certificate of Occupancy issued for the building of which the Demised Premises are a part.

67.  HEAT AND AIR CONDITIONING
     -------------------------

     (a) Any use of the Demised Premises, or any part thereof, or rearrangement of partitioning in a manner that interferes with normal operation of the heat and air-conditioning systems (hereinafter called the systems) servicing the same, may require changes in-such systems. Such changes, so occasioned, shall be made by Tenant, at its expense, subject to Landlord's prior written approval of such changes, which approval may be withheld for any reason. Tenant shall not make any change, alteration, addition or substitution to the air-conditioning system without Landlord's prior written approval, which may be withheld for any reason.

     (b) Landlord shall maintain and operate the heating system and shall, subject to the design specifications of the heating system and to energy conservation requirements of, and voluntary energy conservation programs sponsored by, governmental authorities, furnish heat (hereinafter called "Heat Service") to the Demised Premises. Heat Service shall be provided, as may be required for comfortable occupancy of the Demised Premises, during the regular hours (that is, between the hours of 8:00 A.M. and 6:00 P.M.) of business days (which term is used herein to mean all days except Saturday, Sunday and those days that are observed by the State or Federal government as legal holidays and those days designated as holidays by the applicable building service union employees' contract) throughout the year. If Tenant shall require Heat Service during hours other than the regular hours or on days other than business days (hereinafter called after hours service), Landlord shall furnish after hours service upon reasonable advance notice from Tenant, and Tenant shall pay, on demand, Landlord's established charges therefor.

     (c) Air conditioning (hereinafter referred to as "A/C service") shall be supplied to the Demised premises by one or more package air conditioning units (hereinafter referred to as the "Unit") located on the floor of which the Demised Premises form a part. Landlord shall maintain and operate the air conditioning system servicing the demised Premises, and shall, subject to the design specifications of the systems and to energy conservation requirements of, and voluntary energy conservation programs sponsored by, governmental authorities, furnish A/C service in the Demised Premises. A/C service shall be provided, as may be required for comfortable occupancy of the Demises Premises, during regular hours (that is, between the hours of 8:00 A.M. and 6:00 P.M.) of business days (which term is used herein to mean all days except Saturday, Sundays, those days that are observed by the State or Federal government as legal holidays and those days designated as holidays by the applicable building service union employees' contract) from May 15 through September 15 of each-year. If Tenant shall require A/C service during hours other than regular hours or on days other than business day (hereinafter called "after hours service"), Landlord shall furnish such after hours service upon reasonable advance notice from Tenant, and Tenant shall pay, on demand, Landlord's established charge therefor.

     (d) With respect to the A/C system, Tenant shall pay its pro-rata share (hereinafter referred to as "Tenant's A/C Share") of the maintenance, repair and replacement costs, incurred by Landlord in order to properly and continuously maintain the Unit. Tenant's A/C Share shall be expressed as a percentage and shall be computed on the basis of a fraction, the numerator of which shall be the Multiplication Factor and the denominator of which shall be the total square foot area of the floor serviced by such Unit (hereinafter referred to as the "Shared A/C Space"). Landlord, using the formula set forth above, shall compute Tenant's A/C Share as of the commencement of the term. Landlord shall recompute Tenant's A/C Share after a change in occupancy in the Share A/C Share occurs, and shall send Tenant notice thereof, such recomputation to be retroactive to the date of such change in occupancy. Tenant's A/C Share shall be payable by Tenant as Additional Rent within ten (10) days after the rendition by Landlord of bills therefor. Landlord shall pass along to the Tenant any Warranty that it has covering the Unit.

     (e) If any permits or licenses shall be required for the operation Of any air-conditioning unit in or service to the Demised Premises, Landlord shall have the option of obtaining the same on Tenant's behalf and at Tenant's expense, or by written notice to Tenant requiring Tenant, at Tenant's expense, to obtain and maintain any such permits or licenses.

68.  INTENTIONALLY OMITTED:
     ----------------------

69.  CONDITIONAL LIMITATION:
     -----------------------

     A. If Tenant shall default in the payment of the Base Rent reserved herein, or any item of additional rent herein mentioned, or any part of either on any day upon which the same ought to be paid and such default continues for more than five (5) days after written notice of such default by Landlord to Tenant then Landlord may thereafter serve a written three (3) days' notice of cancellation of this Lease and the term hereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this Lease end the term thereof, and Tenant shall then quit and surrender the Demised Premises to Landlord, but Tenant shall remain liable as elsewhere provided in this Lease.

70.  HOLD-OVER:
     ---------

     If Tenant holds over in possession after the expiration or sooner termination of the original term or of any extended term of this Lease, such holding over shall not be deemed to extend the term or renew the Lease, but such holding over thereafter shall continue upon the covenants and conditions. herein set forth except that the charge for use and occupancy of such holding over for each calendar month or part thereof (even if such part shall be a small fraction of a calendar month) shall be the sum of:

     (a) 1/12 of the highest annual rent rate set forth on page one of this Lease, times 2.5, plus = 841.25

     (b) 1/12 of the net increase, if any, in annual fixed rental due solely to increases in the cost of the value of electric service furnished to the premises in effect on the last day of the term of the Lease, plus

     (c) 1/12 of all other items of annual additional rental, which annual additional rental would have been payable pursuant to this Lease had this lease not expired, plus

     (d) those other items of additional rent (not annual additional rent) which would have been payable monthly pursuant to this Lease, had this lease not expired,

which total sum Tenant agrees to pay to Landlord promptly upon demand, in full, without set-off or deduction. Neither the billing nor the collection of use and occupancy in the above amount shall be deemed a waiver of any right of Landlord to collect damages for Tenant's failure to vacate the Demised Premises after the expiration or sooner termination of this Lease. The aforesaid provisions of this Article shall survive the expiration or sooner termination of this Lease.

71.  LIMITATION ON RENT:
     -------------------

     If at the commencement of, or at any time during the term of this Lease, the rent reserved in this Lease is not fully collectible by reason of any Federal, State, County or City law, proclamation, order or regulation, or direction of a public officer or body pursuant to law, Tenant agrees to take such steps as Landlord may request to permit Landlord to collect the maximum rents which may be legally permissible from time to time during the continuance of such legal rent restriction (but not in excess of the amounts reserved therefor under this Lease). Upon the termination of such legal rent restriction, Tenant shall pay to Landlord, to the extent permitted by law, an amount equal to
(a) the restriction less (b) the rents paid by Tenant to Landlord during the period such legal rent restriction was in effect.

72.  BUILDING DIRECTORY:
     -------------------

     At the written request of Tenant, Landlord shall list on the building's directory the name of Tenant, any trade name under which Tenant has the right to operate, any other entity permitted to occupy any portion of the Demised Premises under the terms of this lease, up to a maximum of three (3) listings without charge to the Tenant. If requested by Tenant, Landlord may (but shall not be required to) list the name of Tenant's subsidiaries and affiliates; however, the listing of any name other than that of Tenant shall neither grant such party or entity any right or interest in this lease or in the Demised Premises nor constitute Landlord's consent to any assignment or sublease to, or occupancy of the Demised Premises by, such party or entity. Except for the name of Tenant, any such listing may be terminated by Landlord, at any time, without notice.

73.  ADDITIONAL RENT:
     ----------------

     All payments other than the annual rental to be made by Tenant pursuant to this Lease shall be deemed additional rent and, in the event of any nonpayment thereof, Landlord shall have all rights and remedies provided for herein or by law for nonpayment of rent. Tenant shall have one hundred twenty (120) days from its receipt of any additional rent statement to notify Landlord, by certified mail, return receipt requested, that it disputes the correctness of such statement. After the expiration of such one hundred twenty (120) day period, such statement shall be binding and conclusive upon Tenant. If Tenant disputes the correctness of any such statement, Tenant shall, as a condition precedent to its right to contest such correctness, make payment of the additional rent billed, without prejudice to its position. If such dispute is finally determined in Tenant's favor, Landlord shall refund to Tenant the amount overpaid.

74.  USE:
     ----

     Tenant acknowledges that the Demised Premises are located in a building constituting a first-class office building. Tenant agrees that it will operate the Demised Premises in a manner consistent with such a building.

75.  SIGNAGE:
     --------

     The Tenant shall not, without the prior written consent of the Landlord, install nor continue the use of any signs on the windows of the Demised
Premises or on the door or in the hallways on the floor on which the Demised Premises are located. The Tenant shall submit to the Landlord a rendering of any new proposed sign which shall be uniform to those in the building. If the Landlord gives its consent to a sign as provided for in this paragraph the Tenant, at the Tenant's own cost and expense, shall keep such sign in good and working condition. In addition, the Tenant shall pay, at its own cost and expense, the Landlord's cost of the sign and its installation.

76.  MECHANIC'S LIENS:
     -----------------

     A. Notice is hereby given that the Landlord shall not, under any circumstances, be liable to pay for any work, labor or services rendered or materials furnished to or for the account of the Tenant upon or in connection with the Demised Premises, and that no mechanic's or other liens for work, labor or services rendered or materials furnished to or for the account of the Tenant shall, under any circumstances, attach to or affect the reversionary or other estate or interest of the Landlord in or to the Demised Premises or in and to any alterations, repairs or improvements to be erected or made thereon.

     B. The Tenant shall not suffer nor permit, during the term hereby granted, any mechanic's or other liens for work, labor, services or materials rendered or furnished to or for the account of the Tenant upon or in connection with the Demised Premises or to any improvements erected or to be erected upon the same, or any portion thereof; and it is understood that Tenant shall obtain and deliver unconditional written waivers of mechanic's liens as specifically set forth in Paragraph 3 of the printed form hereof. Nevertheless, Tenant shall hold the Landlord and the Demised Premises harmless from all liens or charges, of whatever nature or description, arising from, or in consequence of, any alterations or improvements that the Tenant shall make, or cause to be made, upon the Demised Premises.

     C. If a notice of mechanic's lien be filed against the Demised Premises for labor or materials alleged to have been furnished, or to be furnished at the demised premises to or for the Lessee or to or for someone claiming under the Lessee; and if the Lessee shall fail to take such action as shall cause such lien to be discharged within ten (10) days after the filing of such notice; the Lessor may pay the amount of such lien or discharge' it by deposit or by bonding, proceeding, and in the event of such deposit or bonding proceedings, the Lessor may require the lienor to prosecute an appropriate action to enforce the lienor's claim. In such case, the Lessor may pay any judgment recovered on such claim. Any amount. paid or expense incurred by the Lessor, as in the clause provided, and any expense incurred or sum of money paid by the Lessor by reason of the failure of the Lessee to comply with any provision of this Lease, or in defending any such action, shall be deemed to be additional rent for the Demised Premises, and shall be due and payable by the Lessee to the Lessor on the first day of the next following month or at the option of the Lessor, on the first day of any succeeding month. The receipt by the Lessor of any installment of the regular stipulated rent hereunder or any of such additional rent shall not be a waiver of any other additional rent then due.

77.  TENANT'S LIABILITY FOR CONSTRUCTION:
     ------------------------------------

     A. That in the event the Tenant performs any construction or alterations at the Demised Premises, Landlord shall not be responsible for any structural defect, latent or otherwise, in the premises, any equipment for the removal of asbestos or change of conditions elsewhere in the building or in the premises resulting from Tenant's construction or alteration, or for any damages to same or to goods or things contained or placed thereon or in the vicinity thereof.

     B. Tenant will indemnify and save Landlord harmless from and against any and all liabilities, obligations, damages, penalties, claims, costs, charges and expenses including reasonable attorney's fees, which may be imposed upon or incurred by or asserted against Landlord by reason of any of the following occurring during the terms of this Lease:

          (i) any work or thing done by Tenant or any agent, contractor, employee, licensee or invitee of Tenant in, on or about the demised premises or any part thereof;

          (ii) any use, non-use, possession, occupation, condition, operation, maintenance or management by Tenant of the Demised Premises, yards or passageways to and from the addition to the existing building;

          (iii) all fines, suits, proceedings, claims, demands and actions or any kind or nature whatsoever brought by anyone whomsoever arising or growing out of or in any wise connection with the Tenant's use, operation and maintenance or the Demised Premises;

          (iv) any accident, injury, or damage to any person or property occurring in the Demised Premises or any part thereof;

          (v) any failure on the part of Tenant to perform or comply with any of the agreements, terms, or conditions contained in this Lease on its part to be performed or complied with. In the event that any action or proceeding shall be brought by Landlord by reason of any. claim covered by this paragraph, Tenant, upon written notice from Landlord, will at Tenant's sole cost and expense resist or defend the same.

          (vi) Tenant has been advised that Landlord makes no representation. as to the load bearing capacity of the structure.

78.  TENANT'S WORK:
     --------------

     Prior to the Tenant commencing any work respecting any alteration or improvement at the Demised Premises, Tenant shall satisfy each and every conditions set forth below.

     (1) Tenant shall, at its sole cost and expense, supply Landlord with professionally prepared plans and specifications. Landlord hereby reserves the right to require certain revisions of such plans and specifications respecting the design and/or cosmetic features reflected therein, but further agrees not to unreasonably delay or withhold its consent for Tenant to be able to proceed with the anticipated work reflected on said plans and specifications.

     (2) Subsequent to the delivery and approval by Landlord of Tenant's plans and specifications, Tenant shall employ its own contractor in connection with the construction to be performed at the Demised Premises in accordance with those approved plans and specifications. Tenant agrees that all work to be performed shall be done in accordance with good and sound building standards and shall be further performed in a professional workmanlike manner. All of the Tenant's work shall be done in accordance with all governmental regulations, with the Tenant being responsible at its own cost and expense for obtaining permits and approvals, including asbestos inspection and removal, if necessary, as well as write-offs and compliance with the other provisions of this Lease. Furthermore, Tenant agrees that all work to be performed by any of the trades employed shall in no way affect work being performed at the building by Landlord and the unions which Landlord's contractors' employees may be members of.

     (3) Tenant shall provide Landlord with a payment and completion bond covering any work to be performed by Tenant which runs in favor of Landlord, and shall further issue to Landlord a hold harmless and indemnification agreement relative to such proposed work.

     (4) Tenant shall provide insurance coverage in amounts satisfactory to Landlord which shall protect Landlord's interest during the course of construction and, in addition thereto, Tenant shall provide Landlord with a Certificate of Insurance reflecting such coverage, and the naming of Landlord as additional insured.

     In the event Tenant shall violate any of the above provisions, same shall be considered a material breach under this Lease and Landlord shall be entitled to immediately avail itself of all legal remedies that it is entitled to with respect to such breach.

79.  LANDLORD'S WORK:
     ----------------

     A. Landlord shall perform the following work at its sole cost and expense:

     1. Paint the entire demised premises in building standard manner in tenant's choice of building standard colors.

     2. Carpet entire demised premises in building standard manner in Tenant's choice of building standard colors.

     3. Remove 50 linear feet of existing partitions and repair any ceiling damage caused thereby.

     4.   Construct standard closet.

     B. The Demised Premises shall be deemed ready for occupancy. on the date that Landlord's Work in the Demised Premises shall have been substantially completed; and it shall be so deemed notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment, or decoration remain to be performed, the non-completion of which do not materially interfere with Tenant's use of the Demised Premises.

80.  SECURITY DEPOSIT:
     -----------------

     Tenant's security deposit under Tenant's existing lease for other premises in the Building ("Prior Lease") shall be applied to the security required to be paid pursuant to this Lease and, supplementing the provisions of Article 34 of the printed portion of this Lease, the security deposit being held hereunder shall bear interest payable to Tenant annually after deducting a 1% administrative fee payable to Landlord.

81.  SURRENDER OF LEASE FOR OTHER PREMISES:
     --------------------------------------

     Tenant is presently the lessee of premises in the Building of which the Demised Premises is a part. Upon the commencement date of the term of this Lease, Tenant shall be deemed to have surrendered the Prior Lease and shall promptly vacate the premises covered by the Prior Lease. Upon Tenant vacating said other premises and surrendering possession of said premises pursuant to the terms of the Prior Lease, Landlord shall be deemed to have accepted such surrender and neither party shall have any further obligation to the other in respect of the Prior Lease except with respect to those matters specifically stated in the Prior Lease to survive the expiration of the term thereof. If for any reason whatsoever the termination of the Prior Lease shall hereafter be held to be invalid, then Tenant shall have the right to terminate this lease upon notice to Landlord.

82.  TERM:
     -----

     The Term of this Lease, for which the Demised Premises are hereby leased, shall commence (herein called the "Commencement Date") on a date which shall be
(i) the day on which the Demised Premises are. ready for occupancy (as defined in Article 79) or (ii) the day Tenant, or anyone claiming under or through Tenant, first occupies the Demised Premises for business, whichever occurs earlier, and shall end on the last day of the month preceding the month in which occurs the fifth (5th) anniversary of the Commencement Date (herein called the "Expiration Date"), or shall end on such earlier date upon which said term may expire or be cancelled or terminated pursuant to any of the conditions or covenants of this Lease or pursuant to law. Promptly following the Commencement Date, Tenant shall, at Landlord's request, enter into a supplementary agreement in recordable form fixing the date of the Commencement Date.

83.  LANDLORD'S INABILITY TO DELIVER POSSESSION:
     -------------------------------------------

     If Landlord is unable to deliver possession of the Demised Premises ready for occupancy as defined in Article 79 within sixty (60) days of the date hereof, Tenant may, by notice given within five (5) days after such sixty (60) day period, terminate this lease and upon such termination, neither party shall have any liability to other under the terms of this Lease.



                                         /s/ Irwin Kahn
                                         ---------------------------------------
                                         IRWIN KAHN, AS RECEIVER, LANDLORD




                                         HANOVER CAPITAL PARTNERS, LTD.



                                         By: /s/ ??????
                                             -----------------------------------

                            FIRST AMENDMENT OF LEASE
                            ------------------------

     THIS AGREEMENT, made as of the 1st day of July, 1996, between FGP 90 WEST STREET, INC., a Delaware corporation, having an office at 292 Madison Avenue, Fifth Floor, New York, New York 10017 ("LANDLORD"), and HANOVER CAPITAL PARTNERS, LTD., a New York corporation having an office at 90 West Street, New York, New York 10006 ("TENANT").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, by Agreement of Lease dated as of May 6, 1991, (the "LEASE"), between Irwin Kahn, Landlord's predecessor-in-interest and Tenant, Landlord did demise and let unto Tenant and Tenant did hire and take a portion of tim fifteenth (15th) floor consisting of approximately 2,328 rentable square feet, known as Suite 1508, as more particularly described in the Lease (the "DEMISED PREMISES") in the building (the "BUILDING") known by the street address 90 West Street, New York, New York; and

     WHEREAS, Tenant desires to extend the term of the Lease, to remain in possession of the Demised Premises, to retain possession of certain storage space located on the sixth floor of the Building known as 6th floor storage space "A" (hereinafter the "Storage Space") and to make certain other modifications to the Lease, and Landlord is agreeable thereto on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein and for other good and valuable consideration, the mutual receipt and legal sufficiency of which is hereby acknowledged, the parties agree as follows:

          1. Effective as of July 1, 1996, (the "Effective Date"), the Lease is hereby amended such that the term of the lease, unless sooner terminated in accordance with its terms, is extended through and including noon on November 30, 2001 ("Extended Term") upon all of the terms, covenants and conditions therein (except as otherwise modified hereby).

          2. Tenant hereby represents that it is in possession of and is fully familiar with the condition of the Demised Premises and agrees to take the same in its condition "as is" as of the Effective Date, and that Landlord shall have no obligation to alter, repair or otherwise prepare fire same for Tenant's occupancy, except that Landlord agrees at its sole cost and expense to do the following work ("Landlord's Work") in a building standard manner and with building standard materials:

INSTALL THERMOSTATIC CONTROLS ON EACH RADIATOR UNIT LOCATED WITHIN THE DEMISED PREMISES.

It is acknowledged that Landlord will undertake Landlord's Work while Tenant is in occupancy of rite Demised Premises. Tenant agrees to comply with all requests of Landlord in coordination of Landlord's Work (including, without limitation, temporary relocation of Tenant's property and personnel) so that the same may be done in a timely, safe and cost efficient manner.

          3. Tenant represents anti warrants that it has dealt with no broker, finder or like agent in connection with this First Amendment of Lease other than The Galbreath Company, and Tenant does hereby agree to indemnify and hold Landlord harmless of and from any and all loss, costs, (damage or expense (including, without limitation, attorneys' fees and disbursements) incurred by Landlord by reason of any claim of, or liability to, any other broker, finder or like agent who) shall claim to have (dealt with Tenant in connection with this First Amendment of Lease.

          4. Tenant hereby acknowledges that Landlord is not in default under the Lease. Tenant further releases Landlord from and hereby waives any present or future claims arising from facts, circumstances or conditions occurring prior to the execution hereof, including, but not limited to, any claims under the Lease seeking any portion of any tax certiorari refunds received by Landlord or its predecessor(s) or to be received by Landlord based upon challenges for the 1995/1996 New York City real estate tax year or before and any claims for damages in connection with the Building's HVAC system or the units in the Demised Premises.

          5. Article 47 of the Lease is hereby deleted in its entirety and tile following is substituted therefor:

     "47. INSURANCE. Tenant, at its sole cost and expense, shall tiering the term hereof, procure, pay for and keep in full force and effect: (i) commercial general liability insurance or comprehensive general liability insurance with broad form endorsement with respect to rite Demised Premises and the operations of Tenant and any concessionaires, contractors or subtenants of Tenant in, on or about the Demised Premises in which the limits of coverage shall be not less than Two Million Dollars ($2,000,000) combined single limit per occurrence; (ii) statutory workers' compensation coverage anti employers' liability as required by state law; (iii) all risk property insurance insuring against the perils of fire, extended coverage, theft, vandalism, malicious mischief and, if applicable, boiler and machinery coverage, written at replacement cost value in an adequate amount to avoid coinsurance and a replacement cost endorsement insuring property owned by Tenant, for which Tenant is legally liable or that was installed at Tenant's expense, and which is located in the building, including, without limitation, furniture and furnishings, equipment, trade fixtures (other than tenant improvements installed by Landlord), Tenant's merchandise, and all items of personal property of Tenant, including property of Tenant's customers located on or in the Demised Premises; (iv) with respect to alterations, improvements anti the like required or permitted to be made by Tenant hereunder, contingent liability and builder's risk insurance, in amounts reasonably satisfactory to Landlord, and Tenant will require Tenant's contractors to carry appropriate insurance naming Landlord as additional insured and otherwise in accordance with Landlord's requirements therefor; (v) such other insurance as Tenant deems necessary to protect its property and its business against all perils commonly insured against by prudent tenants; (vi) if applicable, product liability coverage, including, without limitation, liquor liability coverage and coverage for liability arising out of the consumption of food and/or alcoholic beverages on or obtained at the Demised Premises, of not less than Two Million Dollars ($2,000,000) per occurrence bodily injury and death and property damage; and (vii) such oilier insurance with respect to the Demised Premises and in such amounts as Landlord may from time to time reasonably require against such oilier insurable hazards or risks which at the time are commonly insured against in the case of property similar to the Demised Premises and used as provided herein. The foregoing limits shall be increased from time to time in the event that Landlord, in its reasonable judgement, shall determine that the amounts of insurance are not adequate to pay any claims that may be brought under the foregoing policies. All policies shall be written on an occurrence basis and shall include coverage for continual or repeated exposure to conditions which result in bodily injury or property damage neither expected nor intended from the standpoint of the insured. Such policies are to be written by a company having a general policy holder's rating of not less than A and a rating in financial size of Category XI as rated in the most current "Best's" insurance reports, and authorized and licensed to issue such policies in the State where the Demised Premises are located. Any such insurance required of Tenant hereunder may be furnished by Tenant under any blanket policy carried by it, providing the policy properly allocates tile required limits to this Building, or under a separate policy thereof. Each policy evidencing insurance as required to be carried by Tenant pursuant to this Article shall contain the following provisions and/or clauses:
(i) A cross-liability clause; (ii) a provision that such policy and the coverage evidenced thereby shall be primary and non-contributing with respect to any policies carried by Landlord, and that any coverage carried by Landlord shall be excess insurance; (iii) a provision including Landlord, Landlord's managing agent and other parties (including mortgagees) designated by Landlord as additional insureds (except with respect to workers' compensation insurance);
(iv) a waiver by the insurer of any right of subrogation against Landlord, its agents, employees and representatives which arises or might arise by reason of any payment under such policy or by reasons of any act or omission of Landlord, its agents, employees, or representatives; (v) a severability clause; and (vi) a provision that the insurer will not cancel, materially change, reduce coverage or fail to renew the coverage provided by such policy without first giving Landlord and all additional insureds thirty (30) days' prior written notice.

     A copy of each paid-up policy or certificate of insurance with evidence of payment and appropriately authenticated by the insurer or its authorized agent certifying that such policy has been issued providing the coverage required by this Article and containing provisions specified herein, shall be delivered to Landlord not more than fifteen (15) days after the Effective Date and, upon renewals, not less than thirty (30) clays prior to the expiration of such coverage.

     If Tenant fails to procure, maintain and/or pay for, at the times and for tile durations specified in this Article, any insurance required by this Article, or fails to carry insurance required by law or governmental regulations, or fails to provide proof of all such insurance as required by the Lease, as amended, Landlord may (but without obligation to do so) at anytime or from time to time, and without notice, procure such insurance anti pay the premiums therefor, in which event Tenant shall repay to Landlord, as additional rent hereunder, all sums so paid by Landlord and any costs or expense incurred by Landlord in connection therewith, together with an administrative charge equal to ten percent (10%) of such cost or expense, within ten (10) days following Landlord's written demand to Tenant for such payment. No such purchase by Landlord shall be deemed a waiver of Tenant's default and Landlord may pursue its hill rights and remedies on account of such default.

     Tenant shall not carry any stock of goods or do anything in or about the Demised Premises which will in any way tend to increase the insurance rates on the Demised Premises and/or the building in which the Demised Premises is located and/or the contents thereof. Tenant agrees that it will not keep or allow in or upon the Demised Premises any article which may be prohibited by any insurance policy in force from time to time covering the building. Tenant shall promptly comply with all reasonable requirements of the insurance authority or of any insurer now or hereafter in effect relating to the Demised Premises. if Tenant installs any electrical equipment that overloads the lines in the Demised Premises, Tenant shall at its own expense make whatever changes are necessary to comply with the requirements of the insurance underwriters and governmental authorities having jurisdiction.

     Tenant covenants to indemnify Landlord, its officers, directors, stockholders, beneficiaries, partners, representatives, agents and employees and save them harmless (except for loss or damage resulting solely from the negligence of Landlord) from and against any and all claims, actions, damages, liability, cost and expense, including, without limitation, attorney's fees and disbursements, in connection with all losses, including loss of life, personal injury and/or damage to property, arising from or out of any occurrence in, upon or at the Demised Premises or the Occupancy or use by Tenant of the Demised Premises or any part thereof, or arising from or out of Tenant's failure to comply with any directions given by Landlord, its agents, contractors, or employees. For the purpose hereof, the Demised Premises shall include the service areas adjoining the same, any loading platform area allocated to the use of Tenant and any adjacent sidewalks. If Landlord or an other party so indemnified shall, without fault, be made a party to any litigation commenced by or against Tenant, or if Landlord or any such party shall, in its sole discretion, determine that it must intervene in such litigation to protect its connection with relief of Tenant ordered pursuant to the Bankruptcy Code (11 USC 101 et. seq.), then Tenant shall protect and hold them harmless and shall pay all costs, expenses and reasonable attorney's fees and disbursements incurred or paid by such party in connection with such litigation."

     6.   As of the Effective Date:

          (a) The fixed annual rent (also referred to in the Lease as "Basic Rent" and "Base Rent") shall be as follows:

          (i) YEAR 1 -- July 1, 1996 through June 30, 1997 -- $41,904.00 per annum, payable in equal monthly installments on or before the first of each month in the amount of $3,492.00;

          (ii) YEAR 2 -- July 1, 1997 through June 30, 1998 -- $41,904.00 per annum, payable in equal monthly installments on or before the first of each month in the amount of $3,492.00;

          (ii) YEAR 3 -- July 1, 1998, through June 30, 1999 -- $41,904.00 per annum, payable in equal monthly installments on or before the first of each month in the amount of $3,492.00;

          (iv) YEAR 4 -- July 1, 1999 through June 30, 2000 -- $44,232.00 per annum, payable in equal monthly installments on or before the first of each month in the amount of $3,686.00;

          (v) YEAR 5 -- July 1, 2000 through November 30 2001, (17 months) -- $44,232.00 per annual (62,662.00 total), payable in equal monthly installments on or before the first of each month in the amount of $3,686.00;

          (b) Provided Tenant is not then in default under the Lease, as hereby amended, then Tenant shall not be required to pay fixed annual rent for the first month of each of the first five years of the Extended Term, to wit: July 1996, July 1997, July 1998, July 1999, July 2000. If the Lease, as amended, shall be terminated at any time because of a default by Tenant under the Lease, as amended, then, in addition to all other amounts owed to Landlord on account thereof, Tenant shall also be required to pay Landlord the amount of any abatement allowed to Tenant under this SUBPARAGRAPH 6(b);

          (c) The security deposit under the Lease, as amended, shall be decreased to $3,686.00. Landlord shall return to Tenant any sums it is presently holding as security under the Lease in excess of 43,686.00 within 45 days of the date of execution hereof.

          (d) All of the provisions contained in the Lease relating to additional rent shall remain unmodified by this First Amendment of Lease, except that:

             (i) Article 50(A)(2), which defines the Base rate for the Cost (porter wage) Increase, shall be modified so that the "Base Rate" shall mean the Rate in effect in the year 1996. In addition, the term "Rate" as defined therein shall be modified only to the extent that it shall exclude an adjustment for any sums paid for Fringe Benefits;

             (ii) Article 51(A)(1), which defines the Base Tax Year for the purpose of determining the real estate tax escalation shall be modified so that the term "Base Tax Year" shall now mean the New York City real estate tax year commencing July 1, 1996 and ending June 30, 1997. In addition, Article 51 shall be amended to include the following covenant; "F, The foregoing provisions notwithstanding, under no circumstances shall Landlord be required to reimburse Tenant in connection with a reduction in Real Estate Taxes in an amount which exceeds the total amount paid by Tenant under this Article for the year in which such tax reduction applies."

          7. TENANT'S TERMINATION OPTION: (A) Provided that Tenant has not defaulted under the Lease, as amended, and subject to the provision of this
ARTICLE 7, Tenant shall have the option (the "TERMINATION OPTION") to terminate the Lease, as amended, and the term and estate granted thereby, only if exercised in strict compliance with this Article. Tenant may, subject to the provisions of this Article, exercise the Termination Option so as to end the Term of the Lease, as amended, as the following dates (the "TERMINATION DATE(S)").

          (i) June 30, 1997;

          (ii) June 30, 1998;

          (iii) June 30, 1999;

          (iv) June 30, 2000;

          (v) June 30, 2001.

In order to exercise the Termination Option, Tenant must do the following:

          (1) Tenant must exercise the Termination Option by the giving of advanced written notice thereof (the "TERMINATION NOTICE") to Landlord in the manner provided in Article 28 of the Lease, with a copy by regular first class mail, at the address indicated above, or at such other address as Landlord shall designate in the future by written notice, not later than the following dates, time being of the essence, ("EXERCISE DATES") for the following Termination
Dates:

             EXERCISE DATE           TERMINATION DATE        TERMINATION PAYMENT
    (i)   December 31, 1996   for     June 30, 1997;              $7,632.20

    (ii)  December 31, 1997   for     June 30, 1998;              $5,904.15

    (iii) December 31, 1998   for     June 30, 1999;              $4,176.11

    (iv)  December 31, 1999   for     June 30, 2000;              $2,448.06

    (v)   December 31, 2000   for     June 30, 2001;              $  720.02


          (2) Tenant must deliver with the written Termination Notice a certified check made payable to the Landlord in the agreed and liquidated amounts set forth above, representing reimbursement to Landlord for the unamortized costs of Landlords work, commissions, legal fees and other expenses and as consideration to Landlord for the acceptance of such early termination ("TERMINATION PERIOD"). The Termination Payment shall not be credited to Tenant as a payment of Fixed Annual Rent or Additional Rent.

      (B) In event that Tenant strictly complies with the provisions hereof, the Lease, as amended, and the term and estate thereby granted (unless the same shall have expired sooner pursuant to the provisions of the Lease, as amended, or of the law) shall terminate on the corresponding Termination Date with the same effect as if such date were the date hereinbefore specified as the expiration date of the Lease, as amended. The failure by Tenant to timely make the Termination Payment or to otherwise fail to comply with the provisions of this Article shall, at Landlords' option, invalidate the termination of the Lease, as amended, and, in such event, this Article shall be void and of no further force and effect.

         8. Landlord hereby lets unto Tenant the Storage Space, as hereinbefore described, and as further depicted on Exhibit "A" hereto, which shall constitute a part of the Demised Premises, and otherwise be governed by the terms of the Lease, as amended, except that the Storage Space shall be rented on a month to month basis subject to the terms of this Article. Tenant shall pay rent as and for the Storage Space ("STORAGE SPACE RENT"), in addition to fixed annual rent and all items of additional rent required to be paid under the Lease, as amended, the sum of $95.83 monthly on the first of each month commencing on the Effective Date hereof and to continue on a month to month basis. Tenant may, at any time, on thirty (30) days prior notice to Landlord, quit and surrender possession of the Storage Space. In addition to all other rights and remedies contained in the Lease and provided by Law, Landlord may, at any time, (i) demand the removal of and surrender of possession by Tenant of the Storage Space within thirty (30) days; (ii) increase the Storage Space Rent to any amount, regardless of the market conditions, upon thirty (30) days prior notice to Tenant (iii) treat the Storage Space Rent as additional rent under the Lease (iv) change the locks on the Storage Space entrance upon Tenant's failure to timely vacate and surrender possession of the Storage Space under the terms hereof. Tenant shall be considered to be in possession of the Storage Space so long as any item of personal property remains therein.

         9. As modified and amended by this First Amendment of Lease, all of the terms, covenants and conditions of the Lease are hereby ratified and confirmed and shall continue to be and remain in full force and effect throughout the remainder of the term thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment of Lease to be executed as of the day and year first above written.



                                                LANDLORD:

                                                FGP 90 WEST STREET INC.

                                                By: Enda J. Bracken
                                                    ----------------------
                                                    Enda J. Bracken
                                                    Vice President



                                                TENANT:

                                                HANOVER CAPITAL PARTNERS, LTD.

                                                By: Joyce Mizerak
                                                    ----------------------
                                                    Name:  Joyce Mizerak
                                                    Title: Managing Director


                                                Federal I.D. No. 13-3508242
                                                ---------------------------

CORPORATE TENANT

STATE OF NEW JERSEY)
                   )SS.:
COUNTY OF MIDDLESEX)

          On this 3rd day of October, 1996, before me personally come to me known, who being by me duly sworn, did depose and say he resides in that _he is the

of the corporation described in and which executed the foregoing instrument as TENANT; that _he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order the Board of Directors of said corporation, and that _he signed h__ name thereto by like order.



                                             Emanuele R. Minardi
                                             ----------------------------------
                                             NOTARY PUBLIC

                                             EMANUELE R. MINARDI
                                             NOTARY PUBLIC OF NEW JERSEY
                                             My Commission Expires Nov. 15, 1999




                                       10